EXHIBIT 99(c)

                       Vision Cable Division of
                  Vision Cable Communications, Inc.
                           and Subsidiaries

                         Financial Statements

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                       Condensed Balance Sheet
                             (UNAUDITED)
                            March 31, 1995

             Assets
Current assets
     Cash                                                       $   2,948,590
     Receivables:
          Trade, less allowance for doubtful accounts
             of $297,322                                            4,101,162
          Other                                                       687,526
     Refundable income taxes                                           45,537
     Prepaid expenses and other                                     1,377,283
     Deferred income taxes                                            162,679
                                                                 ------------
             Total current assets                                   9,322,777
             ---------------------
     Property, plant and equipment - less accumulated
       depreciation                                               122,796,632
     Notes receivable                                               1,319,500
     Investments                                                   10,032,352
     Intangible assets - less accumulated amortization              2,777,580
     Deferred income taxes                                            542,751
     Other assets                                                     178,712
                                                                 ------------
             Total assets                                        $146,970,304
             ------------                                        ============
             Liabilities and divisional equity
Current liabilities
     Accounts payable and accrued liabilities                   $  27,568,629
     Income taxes payable                                           3,982,482
     Deferred revenue                                               1,423,201
                                                                 ------------
             Total current liabilities                             32,974,312
             -------------------------
Long-term liabilities                                               1,094,381
                                                                 ------------
             Total liabilities                                     34,068,693
             -----------------
Divisional equity                                                 112,901,611
                                                                  -----------
             Total liabilities and division equity               $146,970,304
             -------------------------------------               ============


See notes to condensed financial statements.

                            Vision Cable Division of
               Vision Cable Communications, Inc. and Subsidiaries
            Condensed Statements of Operations and Divisional Equity
                                  (UNAUDITED)

                                                        Three Months Ended
                                                            March 31,
                                                       1995            1994
                                                       ----            ----

Total operating revenues                         $  55,316,795  $ 51,347,513
- ------------------------                          ------------   -----------

Operating expenses
     Programming costs                              12,255,159    10,620,877
     Selling, general and administrative            22,672,763    19,636,723
     Depreciation and amortization                   7,703,423     6,250,001
                                                  ------------  ------------

             Total operating expenses               42,631,345    36,507,601
             ------------------------             ------------   -----------

             Operating income                       12,685,450    14,839,912
            ----------------

Other income                                             9,314       181,089
                                                  ------------   -----------

             Income before taxes on income          12,694,764    15,021,001
             -----------------------------

Taxes on income                                      5,331,801     6,060,667
                                                  ------------   ------------


             Net income                              7,362,963     8,960,334
             ----------

Divisional equity - beginning of period            104,736,289    70,879,502

Distributions from (to) parent                         802,359   (14,913,243)
                                                  ------------    -----------

             Divisional equity - end of period    $112,901,611   $ 64,926,593
             ---------------------------------     ===========    ===========






See notes to condensed financial statements.

                            Vision Cable Division of
               Vision Cable Communications, Inc. and Subsidiaries
                       Condensed Statements of Cash Flows
                                  (UNAUDITED)

                                                         Three Months Ended
                                                              March 31,
                                                       1995           1994
                                                       ----           ----

Cash flows from operating activities:
     Net income                                      $  7,362,963 $ 8,960,334
Adjustments  to  reconcile   net  income
     to  net  cash  provided  by  operating
     activities:
     Depreciation and amortization                      7,703,423   6,250,001

Change in working capital items:
     Decrease (increase) in receivables - trade         2,830,451    (181,834)
     (Increase) decrease in receivables - other           (15,621)  3,299,321
     Decrease in refundable income taxes                  528,337        -
     (Increase) in prepaid expenses and other             (93,715)   (383,708)
     (Increase) decrease in other assets                  (24,424)     12,843
     Increase in accounts payable and
       accrued liabilities                              2,736,276   3,553,450
     Increase in income taxes payable                   3,707,302   1,668,474
     Increase (decrease) in deferred revenue              313,434      (1,697)
     Increase in long-term liabilities                       -          3,488
                                                       ----------  ----------

          Net cash provided by operating activities    25,048,426  23,180,672
          -----------------------------------------    ----------  ----------

Cash flows provided by (used in) investing activities:
     Capital expenditures                             (23,631,755) (8,361,782)
     (Increase) decrease in investments - net            (899,392)     43,282
     (Increase) in notes receivable                          -       (136,111)
     (Increase) in intangible assets                       (1,137)      -
                                                       -----------  ----------

             Net cash used in investing activities    (24,532,284) (8,454,611)
             -------------------------------------    -----------  -----------

Cash flows provided by (used in) financing activities:
     Distributions from (to) parent                       802,359 (14,913,243)
                                                      -----------  -----------

             Net cash provided by (used in)financing
                activities                                802,359 (14,913,243)
                ----------                            -----------  -----------

Net increase (decrease) in cash                         1,318,501    (187,182)

Cash - beginning of period                              1,630,089   1,238,838
                                                      -----------  -----------

             Cash - end of period                    $  2,948,590  $1,051,656
             --------------------                     ===========  ===========

                                 - Continued -

See notes to condensed financial statements.

                            Vision Cable Division of
               Vision Cable Communications, Inc. and Subsidiaries
                       Condensed Statements of Cash Flow
                                  (UNAUDITED)


                                 - Continued -

                                                    Three Months Ended
                                                           March 31,
                                                    1995              1994
                                                    ----              ----

Supplemental disclosures of cash flow information

     Cash paid during the year for:
          Interest                                $    -           $   -
                                                  ==========       ==========
          Income taxes                            $1,096,162       $4,392,193
                                                  ==========       ==========















See notes to condensed financial statements.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
               Notes to Condensed Financial Statements
                             (UNAUDITED)
                            March 31, 1995

1.   Basis of presentation

     The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted principles for interim financial information. They do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. However, there has been no material change in the information disclosed in the notes to financial statements included in the division's financial statements for the year ended December 31, 1994. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.


2.   Subsequent event

     On September 9, 1994, Vision Cable Communications, Inc. and subsidiaries and an affiliate (Newhouse Broadcasting Corporation and subsidiaries) entered into an agreement with Time Warner Entertainment Company, L.P. The agreement stipulates that Vision Cable Communications, Inc. and subsidiaries and it's affiliate will transfer their cable system divisions, along with certain cable systems owned by Time Warner Entertainment Company, L.P. to a newly formed partnership. The transaction was completed on April 1, 1995.

                      PAUL SCHERER & COMPANY LLP
                     CERTIFIED PUBLIC ACCOUNTANTS
               330 MADISON AVENUE - NEW YORK, NY 10017
          TELEPHONE (212) 661-9300 FACSIMILE (212) 983-1921


                     Independent Auditor's Report
                     ----------------------------

Board of Directors
Vision Cable Communications, Inc.

     We have audited the accompanying balance sheets of Vision Cable Division of Vision Cable Communications, Inc. and subsidiaries as of December 31, 1994 and 1993, and the related statements of operations and divisional equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vision Cable Division of Vision Cable Communications, Inc. and subsidiaries at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.

     As discussed in Notes 1 and 7 to the financial statements, effective January 1, 1993, the division adopted Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes."

     As discussed in Note 2 to the accompanying financial statements, on September 9, 1994, Vision Cable Communications, Inc. and subsidiaries entered into a partnership agreement with another company for the purpose of merging certain cable systems owned by both entities.



                                        /s/ Paul Scherer & Company LLP
                                        ------------------------------


March 24, 1995

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                            Balance Sheets
                             December 31,


                                                        1994         1993
                                                        ----         ----

         Assets
         ------
Current assets
- --------------
     Cash                                           $ 1,630,089  $ 1,238,838
     Receivables:
         Trade, less allowance for doubtful
              accounts of $308,197 in 1994
              and $265,705 in 1993                    6,931,613    5,175,452
         Other                                          671,905    3,819,205
     Refundable income taxes                            573,874       -
     Prepaid expenses and other                       1,283,568      914,718
     Deferred income taxes (Notes 1 and 7)              162,679      125,349
                                                    -----------   ----------
         Total current assets                        11,253,728   11,273,562
         --------------------

     Property, plant and equipment -
       less accumulated depreciation
       (Notes 1 and 3)                              106,784,850   67,572,236
     Notes receivable (Note 4)                        1,319,500    2,889,269
     Investments (Notes 1 and 5)                      9,132,960    4,423,620
     Intangible assets - less accumulated
       amortization (Note 6)                          2,859,893    3,382,948
     Deferred income taxes (Notes 1 and 7)              542,751      407,359
     Other assets                                       154,288      173,101
                                                   ------------  -----------

         Total assets                              $132,047,970  $90,122,095
         ------------                              ============  ===========

         Liabilities and divisional equity
         ---------------------------------
Current liabilities
- -------------------
     Accounts payable                             $  22,913,613  $13,126,711
     Accrued liabilities                              1,918,740    1,272,712
     Income taxes payable                               275,180    2,493,627
     Deferred revenue (Note 1)                        1,109,767    1,520,469
                                                   ------------  -----------

         Total current liabilities                   26,217,300   18,413,519
         -------------------------

Long-term liabilities (Note 8)                        1,094,381      829,074
- ------------------------------                     ------------  -----------

         Total liabilities                           27,311,681   19,242,593
         -----------------

Divisional equity                                   104,736,289   70,879,502
- -----------------                                  ------------  -----------

         Total liabilities and division equity     $132,047,970  $90,122,095
         -------------------------------------     ============  ===========

See accompanying Notes to Financial Statements.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
            Statement of Operations and Divisional Equity
                       Years Ended December 31,


                                        1994            1993           1992
                                        ----            ----           ----

Total operating revenues             $209,210,836   $204,124,761  $189,623,925
- ------------------------              -----------   ------------  ------------

Operating expenses
- ------------------
     Programming costs                 45,142,397     42,358,755    39,279,633
     Selling, general and
     administrative                    79,618,826     80,839,207    75,238,836
     Depreciation and amortization     32,954,207     24,476,033    25,638,171
                                       ----------   ------------  ------------

         Total operating expenses     157,715,430    147,673,995   140,156,640
         ------------------------     -----------    -----------   -----------

         Operating income              51,495,406     56,450,766    49,467,285
         ----------------

Other (expense) income                   (874,951)       231,427      (381,127)
                                       -----------    ----------    ----------

         Income before taxes on income
            and cumulative effect of
            accounting change          50,620,455     56,682,193    49,086,158
            -----------------

Taxes on income (Notes 1 and 7)        21,392,993     21,516,128    18,493,033
                                       ----------     ----------    ----------

         Income before cumulative
            effect of accounting
            change                     29,227,462    35,166,065    30,593,125
         ------------------------

Cumulative effect of a change in
     accounting for income taxes
     (Notes 1 and 7)                       -             514,476        -
                                       -----------    ----------    ----------

         Net income                    29,227,462     35,680,541    30,593,125
         ----------

Divisional equity - beginning of year  70,879,502     58,473,393    65,830,516

Distributions from (to) parent          4,629,325    (23,274,432)  (37,950,248)
                                       ----------    -----------  -----------

   Divisional equity - end of year   $104,736,289    $70,879,502  $58,473,393
   -------------------------------   =============   ===========  ===========





See accompanying Notes to Financial Statements.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                       Statement of Cash Flows
                       Years Ended December 31,

                                           1994           1993          1992
                                           ----           ----          ----
Cash flows from operating activities:
- -------------------------------------
     Net income                        $29,227,462    $35,680,541  $30,593,125
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
  -----------
  Depreciation and amortization         32,954,207     24,476,033   25,638,171
  Cumulative effect of accounting change    -            (514,476)      -
  Deferred income taxes                   (172,722)       (18,232)      -

Change in working capital items:

  (Increase) in receivables - trade     (1,756,161)      (579,592)    (844,758)
  Decrease (increase) in receivables
    - other                              3,147,300     (3,275,373)    (171,464)
  (Increase) decrease in refundable
    income taxes                          (573,874)        45,909      159,665
  (Increase) decrease in prepaid
    expenses and other                    (368,850)       277,647      170,211
  Decrease (increase) in other assets       18,813          2,391      (26,145)
  Increase (decrease) in accounts
    payable and accrued liabilities     10,432,929      5,356,442   (6,329,916)
  (Decrease) increase in income
    taxes payable                       (2,218,477)   (12,900,384)   3,124,832
  (Decrease) increase in deferred
    revenue                               (410,702)       102,368      876,128
   Increase in long-term liabilities       265,308         97,668      199,240
                                       -----------    -----------  -----------
        Net cash provided by operating
          activities                    70,545,263     48,750,942   53,389,089
        ------------------------------ -----------    -----------  -----------

Cash flows provided by (used in)
  investing activities:
  ---------------------
   Capital expenditures                (71,569,201)   (23,646,858) (22,178,214)
   (Increase) decrease in
     investments - net                  (2,957,527)      (683,814)     977,865
   (Increase) in notes receivables        (182,044)       (56,034)    (862,770)
   Acquisition of contracts,
     agreements and franchises             (74,565)      (162,433)     (33,000)
                                        -----------    -----------  ----------
          Net cash used in
            investing activities       (74,783,337)   (24,549,139) (22,096,118)
          ----------------------       ------------   ------------ -----------

Cash flows provided by (used in)
  financing activities:
  ---------------------
   Distributions from (to) parent        4,629,325    (23,274,432) (37,950,248)
                                       ------------   ------------ -----------
        Net cash provided by
          (used in) financing
           activities                    4,629,325    (23,274,432) (37,950,248)
        ---------------------          -----------    ------------ -----------

Net increase (decrease) in cash            391,251        927,371   (6,657,278)

Cash - beginning of year                 1,238,838        311,467    6,968,745
                                       -----------    -----------  -----------
           Cash - end of year          $ 1,630,089    $ 1,238,838  $   311,467
           ------------------          ===========    ===========  ===========

                                 - Continued -
See accompanying Notes to Financial Statements.

                            Vision Cable Division of
               Vision Cable Communications, Inc. and Subsidiaries
                            Statement of Cash Flows
                            Years Ended December 31,



                                 - Continued -


                                             1994           1993          1992
                                             ----           ----          ----

Supplemental disclosures of cash
   flow information
   ----------------

     Cash paid during the year for:

           Interest                     $     4,053   $    31,163   $   126,105
                                        ===========   ===========   ===========

           Income taxes                 $24,378,861   $34,400,913   $15,120,981
                                        ===========   ===========   ===========


Supplemental disclosure of non-cash transactions
- ------------------------------------------------

On December 31, 1994,
  the division exchanged notes
  receivable and accrued interest
  for additional shares of preferred
  stock of an investee.  (Note 5)      $ 1,751,813    $    -        $      -
                                       ===========    ===========   ===========








See accompanying Notes to Financial Statements.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements

1.   Summary of significant accounting policies
     ------------------------------------------

     Description of business. The Vision Cable Division of Vision Cable Communications, Inc. and subsidiaries ("the division"), provides cable service to subscribers in New Jersey, Florida, Louisiana, North Carolina, South Carolina and Pennsylvania. The division also provides advertising to businesses and individuals in the areas in which it operates cable systems.

     Financial statement presentation. The financial statements include only those accounts related to the division's cable operations after elimination of significant intercompany transactions. All other accounts of Vision Cable Communications, Inc. and subsidiaries have not been included in the financial statements since they are not directly related to cable operations.

     Credit risk. A significant portion of the division's customer base is concentrated within the local geographical areas of cable systems. The division generally extends credit to its customers and the ultimate collection of accounts receivable could be affected by the local economies. Management performs continuous credit evaluations of its customers and may require cash in advance or other special arrangements from certain customers. Management does not believe that there is any significant credit risk which could have a material effect on the financial condition of the division.

     Property, plant and equipment. Property, plant and equipment is recorded at cost. Depreciation is calculated over the estimated useful lives of the assets using straight-line and accelerated methods for financial and income tax purposes.

                            Vision Cable Division of
               Vision Cable Communications, Inc. and Subsidiaries
                         Notes to Financial Statements



     Investments. Investments in which the division has less than a 20% interest are accounted for under the cost method. Investment partnerships in which the division owns at least a 20%, but not more than a 50% interest are accounted for under the equity method.

     Franchise costs. Costs of obtaining franchises to operate cable systems are amortized by the straight-line method over the periods of the respective franchises. The lives of such franchises range from 10 to 25 years.

     Goodwill. The division has classified as goodwill the cost in excess of fair market value of identifiable net assets acquired in purchase transactions. Goodwill is being amortized on a straight-line basis over a period of 10 to 40 years.

     Deferred revenue. Proceeds from subscribers are deferred at the time of receipt and are recorded as income as services are provided.

     Taxes on income. In 1993, the division adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse (Note 7).

     Statement of cash flows. For the purposes of the statement of cash flows, the division considers all highly liquid investments with a maturity of less than three months to be cash equivalents.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements


2.   Transfer of division to new partnership
     ----------------------------------------

     On September 9, 1994, Vision Cable Communications, Inc. and subsidiaries and an affiliate (Newhouse Broadcasting Corporation and subsidiaries) entered into an agreement with Time Warner Entertainment Company, L.P. The agreement stipulates that Newhouse Broadcasting Corporation and subsidiaries and its affiliate will transfer their cable system divisions, along with certain cable systems owned by Time Warner Entertainment Company, L.P., to a newly formed partnership. The transaction is expected to close on April 1, 1995.

3.   Property, plant and equipment
     -----------------------------

     Property, plant and equipment consisted of the following:

                                                     December 31,
                                              -----------------------
                                              1994               1993
                                              ----               ----
Land                                   $ 2,022,003           $  2,008,903
Buildings and improvements              11,098,530             11,489,098
Leasehold improvements                   2,138,192              1,311,681
Technical equipment, automobiles,
  furniture and fixtures               248,922,971            267,507,316
                                       -----------            -----------
   Total Cost                          264,181,696            282,316,998
   ----------
Less:  Accumulated depreciation        157,396,846            214,744,762
                                       -----------            -----------
   Property, plant and equipment-net  $106,784,850           $ 67,572,236
   ---------------------------------   ===========            ===========

Depreciation  expense  amounted to $32,356,587,  $23,878,413 and $24,700,071 for the years ended December 31, 1994, 1993 and 1992, respectively.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements

4.  Notes receivables
    -----------------
    Notes receivables included the following:
                                                           December 31,
                                                          --------------
                                                   1994                1993
                                                   ----                ----
PPVN Holding Company - Series S notes (a)      $1,319,500          $1,319,500
E! Entertainment (b)                                -               1,569,769
                                               ----------           ---------
                                               $1,319,500          $2,889,269
                                                =========           =========

(a) The Series S notes bear simple interest of 7.5% and are payable no later than 30 years from the date of issuance.

     The Series S notes will become payable in each year when PPVN Holding Company generates a positive cash flow, as defined in the by-laws. The Board of Directors has the discretion to limit repayments if funds are needed for working capital requirements. The division has not accrued interest on these notes and no interest or principal has been paid.

(b) Principal and interest were due on August 11, 2003. On December 31, 1994, the division exchanged $1,751,813 of notes receivable and accrued interest from E! Entertainment Television, Inc. for additional shares of class A preferred stock (Note 5).

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements

5.  Investments
    -----------
    Investments (at cost) included the following:

                                                               December 31,
                                                               ------------
                                                          1994           1993
                                                          ----           ----

         E! Entertainment Television, Inc. -
            preferred stock - non-marketable
             (3.8% owned) (Note 4(b))                $ 4,094,430   $ 2,331,687

         Partnerships and other                        5,038,530     2,091,933
                                                     ------------  -----------

                                                     $ 9,132,960   $ 4,423,620
                                                     ===========   ===========

6.  Intangible assets
    -----------------

     Intangible assets less accumulated amortization consisted of the following:

                                                          December 31,
                                                          ------------
                                                      1994          1993
                                                      ----          ----

     Franchise, contracts and agreements          $10,796,526  $10,706,577

     Goodwill                                       1,154,680    1,154,680

     Net transitional pension asset                     2,641       18,025
                                                  -----------   -----------
              Total                                11,953,847    11,879,282
              -----

     Less: Accumulated amortization                 9,093,954     8,496,334
                                                  -----------   -----------

              Intangible assets - net             $ 2,859,893   $ 3,382,948
              -----------------------             ===========   ===========

     Amortization amounted to $597,620, $846,508 and $938,100 for the years ended December 31, 1994, 1993 and 1992, respectively.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements

7.       Taxes on income
         ---------------
         Taxes on income consisted of the following:

                                                Years Ended December 31,
                                                ------------------------
                                            1994         1993           1992
                                            ----         ----           ----
Current
- -------
   Federal                            $17,825,141    $18,539,010   $15,792,827
   State and local                      3,740,574      2,995,350     2,700,206
                                       ----------     ----------    ----------
                                       21,565,715     21,534,360    18,493,033
                                       ----------     ----------    ----------
Deferred:
- ---------
   Federal                              (140,928)        (17,271)      -
   State and local                       (31,794)           (961)      -
                                      -----------    ------------  -----------
                                        (172,722)        (18,232)      -
                                      -----------    ------------  -----------

   Total                             $21,392,993     $21,516,128   $18,493,033
   -----                             ===========     ===========   ===========

Effective January 1, 1993, the division adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The cumulative effect of adopting this pronouncement as a change in accounting principle resulted in an increase to net income of $514,476 for the year ended December 31, 1993. Prior years' financial statements were not restated to apply the provisions of SFAS No. 109.

Deferred income taxes are provided for temporary differences between the financial reporting bases and the tax bases of the company's assets and liabilities.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements


Temporary differences which give rise to significant deferred tax assets are as follows:

                                                        December 31,
                                                        ------------
                                                 1994                 1993
                                                 ----                 ----
Accrued pension cost                         $435,718             $264,642
Reserve for doubtful accounts                 109,266               88,784
Other                                         160,446              179,282
                                              -------              -------
                                             $705,430             $532,708
                                              =======              =======

Current                                      $162,679             $125,349
Non-current                                   542,751              407,359
                                              -------              -------
                                             $705,430             $532,708
                                              =======              =======

     The division's taxable income is included in the consolidated federal income tax return filed by Vision Cable Communications, Inc. and subsidiaries with its ultimate parent, Advance Publications, Inc. Deferred income tax expense is allocated to members of the group including the division, by applying SFAS 109 to each member of the group as if it were a separate taxpayer. Current income tax expense is allocated to members of the group, including the division, based on each member's proportionate share of income (loss).


     The income tax expense differs from the amount computed by applying the federal statutory rate to income before taxes on income. The difference is reconciled as follows:

                                                 Years Ended December 31,
                                                 -------------------------
                                             1994      1993           1992
                                             ----      ----           ----
Income before taxes on income         $50,620,455   $56,682,193  $49,086,158

Federal statutory income tax rate              35%           35%          34%
                                      ----------     ----------   ----------
                                       17,717,159    19,838,768   16,689,294

State and local income taxes, net of
   federal effect                         2,410,707     1,870,445    1,782,136

Non-deductible depreciation expense       1,211,754          -           -

Other                                        53,373      (193,085)      21,603
                                         ----------    ----------   ----------
   Total                                $21,392,993   $21,516,128  $18,493,033
   -----                                 ==========    ==========   ==========

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements


8.       Long-term liabilities
         ---------------------
         Long-term liabilities consisted of the following:


                                                     December 31,
                                                     -----------
                                                1994                  1993
                                                ----                  ----
Accrued pension cost (Note 9)                 $1,094,381            $678,977
Other                                               -                150,097
                                               ---------             -------
                                              $1,094,381            $829,074
                                               =========             =======

9.   Pension plans
     -------------

     The division sponsors several pension plans which cover substantially all employees. These plans provide participating employees with retirement benefits in accordance with benefit provision formulas which are based on years of service and career pay. Funding is based on an evaluation and review of the assets, liabilities and requirements of each plan.



                    SEE TABLES ON FOLLOWING PAGES

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements



The following table sets forth the plan's funded status and amounts recognized in the division's balance sheet:

                                                             December 31,
                                                             ------------
                                                        1994            1993
                                                        ----            ----

    Actuarial present value of
      accumulated benefit obligations

              Vested                               $(4,682,268)    $(4,040,688)
              Nonvested                               (260,547)       (308,079)
                                                    -----------     -----------

         Total accumulated benefit obligations      (4,942,815)     (4,348,767)
         -------------------------------------

         Projected compensation increases           (2,171,942)     (2,023,491)
                                                    -----------      ----------

         Projected accumulated benefit obligations  (7,114,757)     (6,372,258)
         -----------------------------------------

         Plan assets at fair market value,
            primarily fixed income
            securities, equities, and
            short-term securities                    4,196,966       3,856,540
                                                     ---------       ---------

         Projected accumulated benefit
           obligations in excess of plan
           assets at fair market value               (2,917,791)    (2,515,718)
           ---------------------------

         Unrecognized net transition obligation         219,478        243,254

         Adjustment required to recognize
           minimum liability                             (2,641)       (18,025)

         Unrecognized net loss                        1,606,573      1,611,512
                                                      ----------     ---------

         Pension liability recognized
           in the balance sheet                     $(1,094,381)   $  (678,977)
           --------------------                     ===========    ===========

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements

Net periodic pension cost consisted of the following:

                                                    Years Ended December 31,
                                                    ------------------------
                                            1994          1993           1992
                                            ----          ----           ----
Service cost-benefits earned
  during the period                       $577,671      $390,265      $348,578

Interest cost on projected
  benefit obligation                       491,541        364,082      300,720

Actual return on plan assets                  (482)      (375,040)    (280,016)


Net amortization and deferral             (263,053)       106,047       55,865
                                          ---------      ---------    --------

     Net periodic pension cost            $805,677       $485,354     $425,147
     -------------------------             =======        =======      =======


The discount rate, expected long-term rate on return on assets and the rate of increase in future compensation used in determining the plans' funded status were as follows:

                                                     December 31,
                                                     ------------
                                             1994           1993        1992
                                             ----           ----        ----

Discount rate used to determine benefit
obligations                                  7.75%          7.75%         9%

Expected long-term rate of return on assets  9.5%           9.5%        9.5%

Rate of increase in future compensation        5%             5%          5%


10.  Commitments and contingencies
     -----------------------------

      a. The division is the defendant in several lawsuits, which in the opinion of management, will not have a material adverse effect upon the financial condition of the division. No provision for any liability that may result has been made in the financial statements.

                       Vision Cable Division of
          Vision Cable Communications, Inc. and Subsidiaries
                    Notes to Financial Statements


       b. The division is obligated under long-term leases expiring at various dates through 2018. These leases generally provide that the division is liable for increases in property taxes and other operating expenses.

          Minimum lease commitments under operating leases were as follows:

                       Year                        Amount
                       ----                        ------
                       1995                      $1,238,647
                       1996                         635,028
                       1997                         318,629
                       1998                         157,166
                       1999                           2,100
                       Thereafter                   289,000
                                                  ---------
                                                 $2,640,570
                                                  =========

          Total rent expense was approximately $1,455,000, $1,267,000 and $1,161,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

       c. Examination of the income tax returns of the company has been completed (or in the case of income tax returns which have not been examined, the period of assessment of additional income tax has expired) through at least the year 1983.

     The division is contingently liable for additional income taxes which may be assessed on examination of income tax returns for subsequent years. Management believes that any future assessments will not have a material adverse effect upon the financial condition of the division. No provision for any liability that may result has been made in the financial statements.